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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                 SCHEDULE 13E-3

                 RULE 13e-3 TRANSACTION STATEMENT (PURSUANT TO
             SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)
                               (AMENDMENT NO. 2)
                            ------------------------
                             CAPITA PREFERRED TRUST
                              (NAME OF THE ISSUER)

                             CAPITA PREFERRED TRUST
                         CAPITA PREFERRED FUNDING L.P.
                      AT&T CAPITAL LEASING SERVICES, INC.
                       AT&T CAPITAL SERVICES CORPORATION
                            AT&T CAPITAL CORPORATION
                           NEWCOURT CREDIT GROUP INC.
                       (NAME OF PERSONS FILING STATEMENT)
                            ------------------------
          9.06% TRUST ORIGINATED PREFERRED SECURITIES'sm' ("TOPrS'sm'")
             (LIQUIDATION AMOUNT $25 PER TRUST PREFERRED SECURITY)
                           OF CAPITA PREFERRED TRUST
                         (TITLE OF CLASS OF SECURITIES)

                                   139710206
                     (CUSIP NUMBER OF CLASS OF SECURITIES)
                            ------------------------
                           GLENN A. VOTEK, TREASURER
                            AT&T CAPITAL CORPORATION
                                44 WHIPPANY ROAD
                       MORRISTOWN, NEW JERSEY 07962-1983
                                 (973) 397-3000
      (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE
      NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)
                            ------------------------
                                   COPIES TO:

        SCOTT J. MOORE, ESQ.                        STEPHAN J. FEDER, ESQ.
           GENERAL COUNSEL                        SIMPSON THACHER & BARTLETT
      AT&T CAPITAL CORPORATION                        425 LEXINGTON AVENUE
          44 WHIPPANY ROAD                       NEW YORK, NEW YORK 10017-3954
  MORRISTOWN, NEW JERSEY 07962-1983                      (212) 455-2000
           (973) 397-3000

                            ------------------------
     THIS STATEMENT IS FILED IN CONNECTION WITH (CHECK THE APPROPRIATE BOX):

          a. [x] THE FILING OF SOLICITATION MATERIALS OR AN INFORMATION STATEMENT SUBJECT TO REGULATION 14A, REGULATION 14C OR RULE 13e-3(c) UNDER THE SECURITIES EXCHANGE ACT OF 1934.

          b. [ ] THE FILING OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933.

          c.  [x] A TENDER OFFER.

          d.  [ ] NONE OF THE ABOVE.

     CHECK THE FOLLOWING BOX IF THE SOLICITING MATERIALS OR INFORMATION STATEMENT REFERRED TO IN CHECKING BOX (a) ARE PRELIMINARY COPIES: [ ]

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     This Amendment No. 2 amends and supplements the Transaction Statement on
Amendment No. 1 to Schedule 13e-3 filed on July 27, 1998 (as amended and supplemented, the "Schedule 13e-3") by the Trust, the Partnership, the Subsidiary Issuers, AT&T Capital, and Newcourt (each as defined herein) relating to (i) an offer (the "Offer") by AT&T Capital Corporation, a Delaware corporation ("AT&T Capital") and an indirect wholly owned subsidiary of Newcourt Credit Group Inc., an Ontario corporation ("Newcourt"), to purchase any and all outstanding 9.06% Trust Originated Preferred Securities'sm' ("TOPrS'sm'") (Liquidation Amount $25 per Trust Preferred Security) (the "Securities" or "Trust Preferred Securities") of Capita Preferred Trust, a statutory business trust formed under the laws of the State of Delaware and an affiliate of AT&T Capital (the "Trust"), and (ii) a solicitation (the "Consent Solicitation") by AT&T Capital from the holders of Trust Preferred Securities as of July 20, 1998 for consents to proposed amendments to (a) the Amended and Restated Limited Partnership Agreement of Capita Preferred Funding L.P., a Delaware limited partnership (the "Partnership"), that will provide for an early redemption of partnership preferred securities issued thereunder and (b) the indentures of AT&T Capital and two of its wholly owned subsidiaries, AT&T Capital Leasing Services, Inc. and AT&T Capital Services Corporation (each subsidiary, a "Subsidiary Issuer"), that will provide for early redemptions of the debentures issued thereunder. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings assigned thereto in the Offer to Purchase and Consent Solicitation, dated as of July 27, 1998, filed as Exhibit
(d)(1) to Schedule 13E-3.

ITEM 4. TERMS OF THE TRANSACTION.

     Item 4 of Schedule 13E-3 is hereby amended and supplemented as follows:

          On August 19, 1998, AT&T Capital issued a press release, the full text of which is set forth in Exhibit 11(d)(12), announcing that in connection with the Offer, it has received the requisite consents to the Proposed Amendments and the period during which the Offer will remain open is extended to 12:00 Midnight, New York City time, on Wednesday, August 26, 1998. Accordingly, the Expiration Date shall be 12:00 Midnight, New York City time, on Wednesday, August 26, 1998, unless the Offer is further extended.

ITEM 16. ADDITIONAL INFORMATION.

     Item 16 of Schedule 13E-3 is hereby amended and supplemented as follows:

          On August 18, 1998, AT&T Capital issued a press release, the full text of which is set forth in Exhibit 17(d)(10), announcing its receipt of an order to show cause and a complaint, captioned Ruth Graifman v. AT&T Capital Corporation, et al. (Superior Court of New Jersey, Morris County, Chancery Division, Docket No. MRS-C-165-98, August 14, 1998), seeking, on behalf of a putative class, an injunction against the consummation of AT&T Capital's Offer and Consent Solicitation. The complaint alleges, among other things, that the defendants violated their fiduciary duties in making the Offer and Consent Solicitation and that the Offer is coercive because the back-end Redemption Price is less than the tender offer Purchase Price.

          Based on a preliminary review of the order to show cause, the complaint and the supporting documents (a copy of which is set forth in Exhibit 17(d)(11)) by AT&T Capital and its counsel, AT&T Capital believes that the allegations made therein are without merit and AT&T Capital intends to defend itself and the other defendants vigorously. Further, AT&T Capital does not expect the application for the preliminary injunction or the complaint to disrupt the consummation of its Offer and Consent Solicitation.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

     Item 17 is hereby amended and supplemented to add the following:

        (d)(10)   Press release issued by AT&T Capital on August 18, 1998.
        (d)(11) Order to Show Cause, Complaint and supporting documents in Ruth Graifman v. AT&T Capital Corporation, et al.
        (d)(12)   Press release issued by AT&T Capital on August 19, 1998.

                                       2




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                                   SIGNATURES

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: August 19, 1998

                                          NEWCOURT CREDIT GROUP INC.

                                          By:         /S/ GLENN A. VOTEK
                                             ...................................
                                                       GLENN A. VOTEK
                                                         TREASURER

                                          AT&T CAPITAL CORPORATION

                                          By:         /S/ GLENN A. VOTEK
                                             ...................................
                                                       GLENN A. VOTEK
                                                         TREASURER

                                          CAPITA PREFERRED TRUST

                                          By:         /S/ GLENN A. VOTEK
                                             ...................................
                                                       GLENN A. VOTEK
                                                          TRUSTEE

                                          CAPITA PREFERRED FUNDING L.P.

                                          By: AT&T CAPITAL CORPORATION,
                                              as General Partner

                                          By:         /S/ GLENN A. VOTEK
                                             ...................................
                                                       GLENN A. VOTEK
                                                         TREASURER

                                          AT&T CAPITAL LEASING SERVICES, INC.

                                          By:         /S/ DAVID F. BANKS
                                             ...................................
                                                       DAVID F. BANKS
                                                  CHIEF EXECUTIVE OFFICER

                                          AT&T CAPITAL SERVICES CORPORATION

                                          By:       /S/ KENNETH BRUCHANSKI
                                             ...................................
                                                     KENNETH BRUCHANSKI
                                                  CHIEF FINANCIAL OFFICER

                                       3


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                                 EXHIBIT INDEX

EXHIBIT
  NO.                               DESCRIPTION
-------                             -----------
(d)(10)   Press release issued by AT&T Capital on August 18, 1998.
(d)(11)   Order to Show Cause, Complaint and supporting documents in
          Ruth Graifman v. AT&T Capital Corporation, et al.
(d)(12)   Press release issued by AT&T Capital on August 19, 1998.

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                          STATEMENT OF DIFFERENCES
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The service mark symbol shall be expressed as ........................ 'sm'




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